Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16 — SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date these unaudited condensed consolidated financial statements were issued and determined that there have been no events that have occurred that would require adjustments to or disclosure in the unaudited condensed consolidated financial statements except for the following:

Bank loans

On August 18, 2026, the Company entered into a loan agreement with the Bank of Communications to obtain a loan of $221,073 (RMB 1,500,000) with a maturity date on August 18, 2027 at a fixed annual interest rate of 2.20%. Mr. Yujun Xiao, the CEO of the Company, and Ms. Yinglai Wang, the shareholder and Chair of the Board of Directors of the Company, guaranteed the repayment of the loan.